UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2019

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Units	FGP	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.

The information included in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On October 15, 2019, Ferrellgas Partners, L.P. issued a press release regarding its financial results for the fourth fiscal quarter ended July 31, 2019. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 — Press release of Ferrellgas Partners, L.P. dated October 15, 2019, reporting its financial results for the fourth fiscal quarter ended July 31, 2019.

Limitation on Materiality and Incorporation by Reference
The information in this Current Report on Form 8-K related to Items 2.02 and 7.01, including Exhibit 99.1 furnished herewith, is being furnished to the SEC pursuant to Item 2.02 and Item 7.01 of Form 8-K and is not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of particular information in this Current Report, including Exhibit 99.1 furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

Exhibit Index

Exhibit No.	Description

99.1	Press release of Ferrellgas Partners, L.P. dated October 15, 2019, reporting its financial results for the fourth fiscal quarter ended July 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	October 15, 2019	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS PARTNERS FINANCE CORP.

Date:	October 15, 2019	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	October 15, 2019	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS FINANCE CORP.

Date:	October 15, 2019	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director